UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2013
GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4640 S.W. Macadam Avenue Suite 270 Portland, Oregon 97239
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 18, 2013, we issued a press release announcing the closing of our recently announced public offering. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

In connection with the closing, we entered into a definitive Warrant Agreement relating to the warrants sold and issued in the offering, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

We are filing as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2013	GALENA BIOPHARMA, INC. By: /s/ Mark J. Ahn Mark J. Ahn, Ph.D. President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

4.1	Warrant Agreement dated as of September 18, 2013 by and among Galena Biopharma, Inc., Computershare, Inc. and Computershare Trust Company, N.A.
99.1	Press release of Galena Biopharma, Inc. issued September 18, 2013